 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013

PHARMATHENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 9, 2013, PharmAthene, Inc. (the “Company”) issued a press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	PharmAthene, Inc. Press Release, dated September 9, 2013

Important Information about the Proposed Merger with Theraclone Sciences, Inc.

This communication is being made in respect of the proposed merger involving Theraclone Sciences, Inc. (“Theraclone”) and PharmAthene. On August 1, 2013, PharmAthene filed with the SEC a current report on Form 8-K, which includes the merger agreement and related documents. On September 9, 2013, PharmAthene filed a registration statement on Form S-4 with the SEC, which contains a preliminary proxy statement/prospectus/consent solicitation and other relevant materials, and plans to file with the SEC other documents regarding the proposed transaction. The final proxy statement/prospectus/consent solicitation will be sent to the stockholders of PharmAthene and Theraclone in connection with the stockholder votes on matters relating to the proposed transaction. The proxy statement/prospectus/consent solicitation contains information about PharmAthene, Theraclone, the proposed transaction, and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER AND RELATED MATTERS. In addition to receiving the proxy statement/prospectus/consent solicitation and proxy card by mail, stockholders will also be able to obtain the proxy statement/prospectus/consent solicitation, as well as other filings containing information about PharmAthene, without charge, from the SEC’s website (http://www.sec.gov) or, without charge, by contacting Stacey Jurchison at PharmAthene at (410) 269-2610.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation

PharmAthene and its executive officers and directors may be deemed to be participants in the solicitation of proxies from PharmAthene’s stockholders with respect to the matters relating to the proposed merger. Theraclone may also be deemed a participant in such solicitation. Information regarding PharmAthene’s executive officers and directors is available in Amendment No. 1 to PharmAthene’s proxy statement on Schedule 14A, filed with the SEC on May 9, 2013. Information regarding such executive officers and directors and regarding any interest that PharmAthene, Theraclone or any of the executive officers or directors of PharmAthene or Theraclone may have in the transaction will be set forth in the final proxy statement/prospectus/consent solicitation that PharmAthene will file with the SEC in connection with its stockholder vote on matters relating to the proposed transaction. Stockholders will be able to obtain this information by reading the final proxy statement/prospectus/consent solicitation when it becomes available.

Forward-Looking Statement Disclaimer

Except for the historical information presented herein, matters discussed may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “will”; "potential"; "believe"; "anticipate"; "intend"; "plan"; "expect"; "estimate"; "could"; "may"; "should"; or similar statements are forward-looking statements. Such statements include, but are not limited to those referring to the potential for the generation of value, ability to leverage funding sources, potential for revenue, and potential for growth. PharmAthene disclaims any intent or obligation to update these forward-looking statements. Risks and uncertainties include, among others, failure to obtain necessary shareholder approval for the proposed merger with Theraclone and the matters related thereto; failure of either party to meet the conditions to closing of the transaction; delays in completing the transaction and the risk that the transaction may not be completed at all; failure to realize the anticipated benefits from the transaction or delay in realization thereof; the businesses of PharmAthene and Theraclone may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption during the pendency of and following the transaction, including adverse effects on employee retention and on business relationships with third parties; the combined company’s need for and ability to obtain additional financing; risk associated with the reliability of the results of the studies relating to human safety and possible adverse effects resulting from the administration of the combined company's product candidates; unexpected funding delays and/or reductions or elimination of U.S. government funding for one or more of the combined company's development programs; the award of government contracts to competitors; unforeseen safety issues; unexpected determinations that these product candidates prove not to be effective and/or capable of being marketed as products; as well as risks detailed from time to time in PharmAthene's Form 10-K and quarterly reports on Form 10-Q under the caption "Risk Factors" and in its other reports filed with the U.S. Securities and Exchange Commission (the "SEC"). In particular, there is significant uncertainty regarding the level and timing of sales of Arestvyr™ and when and whether it will be approved by the U.S. FDA and corresponding health agencies around the world. PharmAthene cannot predict with certainty if or when SIGA will begin recognizing profit on the sale thereof and there can be no assurance that any profits received by SIGA will be significant. In its May 2013 decision, the Delaware Supreme Court reversed the remedy ordered by the Court of Chancery and remanded the issue of a remedy back to the trial court for reconsideration in light of the Supreme Court’s opinion. As a result, there can be no assurance that the Chancery Court will issue a remedy that provides PharmAthene with a financial interest in Arestvyr™ and related products or any remedy. In addition, significant additional research work, non-clinical animal studies, clinical trials, and manufacturing development work remain to be done with respect to SparVax® and our other product candidates. At this point there can be no assurance that SparVax® or any of our other product candidates will be shown to be safe and effective and approved by regulatory authorities for use in humans. Copies of PharmAthene's public disclosure filings are available from its investor relations department and its website under the investor relations tab at http://www.pharmathene.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC.

By:	/s/ Eric I. Richman
Eric I. Richman
President and Chief Executive Officer

Dated:   September 9, 2013